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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 19, 2002

                                 Date of Report
                        (Date of earliest event reported)



                         PRECISE SOFTWARE SOLUTIONS LTD.
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               (Exact Name of Registrant as Specified in Charter)






          ISRAEL                    000-30828                  NOT APPLICABLE
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(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)              Identification No.)





              1 HASHIKMA STREET, P.O. BOX 88, SAVYON 56518, ISRAEL
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               (Address of Principal Executive Offices) (ZIP Code)





      Registrant's telephone number, including area code: 972 (3) 635-2566
                                                          ----------------



          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On December 19, 2002, Precise Software Solutions Ltd., an Israeli corporation ("Precise"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Veritas Software Corporation, a Delaware corporation ("Veritas"), and Argon Merger Sub Ltd., an Israeli corporation and an indirect wholly-owned subsidiary of Veritas (the "Merger Subsidiary"), providing for the acquisition of Precise by Veritas pursuant to a merger of the Merger Subsidiary with and into Precise (the "Merger") with Precise surviving the Merger as an indirect wholly-owned subsidiary of Veritas. The consummation of the Merger is subject to various conditions, including approval by the shareholders of Precise.

         On December 19, 2002, Precise and Veritas issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached as Exhibit 99.1 and incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)     Exhibits.

         2.1 Agreement and Plan of Merger dated December 19, 2002 by and among Precise Software Solutions Ltd., Veritas Software Corporation and Argon Merger Sub Ltd.

         99.1    Press Release dated December 19, 2002.





                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PRECISE SOFTWARE SOLUTIONS LTD.


Date: December 24, 2002                         By:  /s/ Marc Venator
                                                     -----------------------
                                                     Marc Venator
                                                     Chief Financial Officer
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                                  EXHIBIT INDEX




    Exhibit
    Number       Description
    ------       -----------

     2.1 Agreement and Plan of Merger dated December 19, 2002 by and among Precise Software Solutions Ltd., Veritas Software Corporation and Argon Merger Sub Ltd.


     99.1        Press Release dated December 19, 2002.